SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [ x ]

Filed by a party other than the Registrant [   ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[x]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12


                         Volt Information Sciences, Inc.
                 ----------------------------------------------
                (Name of Registrant as Specified in Its Charter)


    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[x]   No fee required

[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

         1) Title of each class of securities to which transaction applies:

         2) Aggregate number of securities to which transaction applies:

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

         4) Proposed maximum aggregate value of transaction:

         5) Total fee paid:

[ ]      Fee paid previously with preliminary  materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)       Amount Previously Paid:

         2)       Form, Schedule or Registration Statement No.:

         3)       Filing Party:

         4)       Date Filed:

                         VOLT INFORMATION SCIENCES, INC.
                           1221 Avenue of the Americas
                          New York, New York 10020-1579


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                 April 15, 1999

TO THE SHAREHOLDERS OF
VOLT INFORMATION SCIENCES, INC.

The Annual Meeting of Shareholders of Volt Information Sciences, Inc. (the "Company") will be held at the 1st floor Atrium, Volt Corporate Park, 2401 N. Glassell Street, Orange, California, on Thursday, April 15, 1999, at 2:30 P.M., Pacific time, to consider the following:

         1. The election of one Class I director to serve until the Annual Meeting of Shareholders to be held in the year 2000 and four Class II directors to serve until the Annual Meeting of Shareholders to be held in the year 2001 and, in each case, until their respective successors are elected and qualified;

         2. A proposal to ratify the action of the Board of Directors in appointing Ernst & Young LLP as the Company's independent auditors for the fiscal year ending October 29, 1999; and

         3. Such other business as may properly come before the meeting or any adjournments or postponements thereof.

Only shareholders of record at the close of business on February 23, 1999 will be entitled to notice of, and to vote at, the meeting and any adjournments or postponements thereof.

You are cordially invited to attend the meeting. Whether or not you plan to be present, kindly fill out and sign the enclosed Proxy exactly as your name appears on the Proxy, and mail it promptly in order that your vote can be recorded. A return envelope is enclosed for your convenience and requires no postage if mailed within the United States. The giving of this Proxy will not affect your right to vote in person in the event that you find it convenient to attend the meeting.

                                             By Order of the Board of Directors

                                                      Jerome Shaw, Secretary

New York, New York
March 1, 1999

                         VOLT INFORMATION SCIENCES, INC.
                           1221 Avenue of the Americas
                          New York, New York 10020-1579

                                 PROXY STATEMENT
                                       For
                         ANNUAL MEETING OF SHAREHOLDERS


         This Proxy Statement, to be mailed on or about March 1, 1999, is furnished in connection with the solicitation by the Board of Directors of Volt Information Sciences, Inc., a New York corporation (the "Company"), of Proxies in the accompanying form ("Proxy" or "Proxies") for use at the Annual Meeting of Shareholders of the Company to be held on April 15, 1999 and at any adjournments or postponements thereof (the "Annual Meeting").

         Only holders of record of the Company's Common Stock (the "Common Stock") as of the close of business on February 23, 1999 are entitled to notice of, and to vote at, the Annual Meeting. As of the close of business on that date, there were issued and outstanding 15,025,356 shares of Common Stock of the Company. Each issued and outstanding share of Common Stock on that date is entitled to one vote upon each matter to be acted upon at the Annual Meeting. The presence, in person or by proxy, of at least 35% of the total issued and outstanding shares of Common Stock entitled to vote at the Annual Meeting will constitute a quorum for the transaction of business thereat.

         All Proxies received will be voted in accordance with the specifications made thereon or, in the absence of specification: (a) for the election of all nominees named herein to serve as directors and (b) in favor of the proposal to ratify the appointment of independent auditors. Management does not intend to bring before the Annual Meeting any matters other than those specifically described above and knows of no matters other than the foregoing to come before the Annual Meeting. If any other matters or motions properly come before the Annual Meeting, it is the intention of the persons named in the accompanying form of Proxy to vote that Proxy in accordance with their judgment on those matters or motions, including any matter dealing with the conduct of the Annual Meeting. Proxies may be revoked at any time prior to their exercise by written notification to the Secretary of the Company at the Company's principal executive offices located at 1221 Avenue of the Americas, New York, New York 10020-1579, by voting at the Annual Meeting or by submitting a later dated proxy.

         Separate Proxies are being transmitted to each employee of the Company who is a participant in the Company's Employee Stock Ownership Plan (the "ESOP") or has shares of the Company's Common Stock allocated to his or her account as a participant in the Company's 401(k) Savings Plan (the "Savings Plan"). Shares in the ESOP allocated to a participant's ESOP account will be voted as directed by the participant in a signed Proxy which is timely returned to the ESOP Trustee. Unallocated shares and shares in the ESOP as to which the ESOP Trustee does not receive a direction will be voted by the ESOP Trustee on the foregoing matters in the same proportion as shares are voted by participants who direct the Trustee as to how to vote. Shares of Common Stock held in a Savings Plan participant's account will be voted as directed by the participant in a signed Proxy which is timely returned to the Savings Plan Trustee. Shares in the Savings Plan as to which the Savings Plan Trustee does not receive a direction will be voted by the Savings Plan Trustee in such manner as the Plan Administrator deems proper in the Plan Administrator's best judgment.

         A plurality of votes cast at the Annual Meeting in person or by proxy is required for the election of each nominee. The affirmative vote of a majority of the votes cast at the Annual Meeting in person or by proxy is required to ratify the selection of Ernst & Young as the Company's independent auditors for fiscal 1999. Abstentions and broker non-votes with respect to either matter are not considered votes cast with respect to that matter (and, consequently, will have no effect on the vote on the foregoing matters), but are counted in determining a quorum.


                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                         OWNERS, MANAGEMENT AND NOMINEES

         The following table sets forth information, as of January 31, 1999 (except as described in the footnotes to the following table), with respect to the beneficial ownership of Common Stock, the Company's only class of voting or equity securities, by (a) each person who is known to the Company to own beneficially more than five percent of the outstanding shares of Common Stock,
(b) each of the directors of the Company, including nominees to serve as directors, (c) each of the executive officers named in the Summary Compensation Table contained under "Executive Compensation" and (d) executive officers and directors as a group:


                                                    Amount and Nature of              Percent of
 Beneficial Owner                                  Beneficial Ownership (1)            Class (2)
 ----------------                                  ------------------------            ---------

William Shaw
    1221 Avenue of the Americas
    New York, NY  10020-1579                         3,674,227 (3)(4)                   24.3%

Jerome Shaw
    2401 N. Glassell Street
    Orange, CA  92665                                3,192,992 (3)(5)                   21.2%

Westport Asset Management
   253 Riverside Avenue
   Westport, CT 06880                                   864,287(6)                       5.6%

Palisade Capital Management LLC
   One Bridge Plaza, Suite 695
   Fort Lee, NJ  07024                                 810,700 (7)                       5.3%

James J. Groberg                                         5,395 (3)                         *
Mark N. Kaplan                                           3,000                             *
Irwin B. Robins                                         17,829 (3)                         *
Steven A. Shaw                                         207,853 (3)                       1.4%
John R. Torell III                                       3,000                             *
William H. Turner                                        1,000                             *
Howard B. Weinreich                                     12,551 (3)                         *
All Executive Officers and
  Directors as a Group
  (12 persons including the foregoing)               7,128,291 (3)(8)                   46.3%

--------------------
                                                        (Footnotes on next page)

(1) Except as noted, the named beneficial owners have sole voting and dispositive power with respect to their beneficially owned shares. Includes shares held for the account of executive officers under the ESOP and the Savings Plan.

(2) Asterisk indicates less than 1%. Shares reflected as owned by a person that are not outstanding, but that are issuable upon exercise of options held by such person that were exercisable on or within 60 days after January 31, 1999, are considered outstanding for the purpose of computing the percentage of outstanding Common Stock that would be owned by the optionee if the options were exercised, but (except for the calculation of the beneficial ownership by all executive officers and directors as a group) are not considered outstanding for the purpose of computing the percentage of outstanding Common Stock owned by any other person.

(3) Includes the following shares issuable upon the exercise of the portion of options granted by the Company which were exercisable on or within 60 days after January 31, 1999: William Shaw, 120,000 shares; Jerome Shaw, 45,000 shares; James J. Groberg, 2,167 shares; Irwin B. Robins, 7,867 shares; Steven A. Shaw, 4,200 shares; Howard B. Weinreich, 5,500 shares; and all executive officers and directors as group, 189,234 shares.

(4) Includes 99,561 shares owned of record by Mr. Shaw as sole trustee of a trust for the benefit of his wife, as to which shares Mr. Shaw disclaims beneficial ownership.

(5) Includes (i) 2,879,430 shares owned of record by Mr. Shaw and his wife as trustees of a revocable trust for their benefit or as community property, as to which they have shared voting and investment power (pursuant to the terms of the trust, Mr. Shaw may demand that these shares be transferred to him at any time) and (ii) 236,250 shares owned of record by Mr. Shaw and his wife as trustees of a trust for the benefit of one of their children, as to which Mr. and Mrs. Shaw may be deemed to have shared voting and investment power (the inclusion of which 236,250 shares is not an admission of beneficial ownership of those shares by Mr. Shaw). Excludes 6,750 shares owned of record by Mr. Shaw's wife, as to which Mr. Shaw disclaims beneficial ownership.

(6) Based on information as of December 31, 1998 contained in a Schedule 13G dated January 22, 1999.

(7) Based on information as of December 31, 1998 contained in a Schedule 13G dated February 16, 1999.

(8) Excludes 6,750 shares owned beneficially by the spouse of an executive officer and director, as to which shares that executive officer and director disclaims beneficial ownership.

                              ELECTION OF DIRECTORS

         The Company's Board of Directors consists of eight directors, divided into two classes, having been increased from six by the Board of Directors on August 17, 1998. The terms of office of Class I and Class II directors expire at the 2000 (except that the term of Steven A. Shaw expires at the Annual Meeting) and 1999 Annual Meeting of Shareholders, respectively. At each annual meeting, directors are chosen to succeed those in the class whose term expires at that annual meeting to serve for a term of two years each and until their respective successors are elected and qualified, except that, if elected, Steven A. Shaw's term will expire at the Annual Meeting of Shareholders to be held in the year 2000. Each of the present directors of the Company was elected by the Company's shareholders except Steven A. Shaw and William H. Turner, who were elected by the Board of Directors on August 17, 1998.

         Unless otherwise directed, persons named in the enclosed Proxy intend to cast all votes pursuant to Proxies received for the election of Steven A. Shaw as a Class I director to serve until the Annual Meeting of Shareholders to be held in the year 2000 and for the election of William Shaw, Jerome Shaw, James J. Groberg and William H. Turner as Class II directors to serve until the Annual Meeting of Shareholders to be held in the year 2001 and, in each case, until his successor is elected and qualified (those persons are referred to in this Proxy Statement as the "nominees"). Each nominee has indicated his availability to serve as a director. In the event that any of the nominees should become unavailable or unable to serve for any reason, the holders of the Proxies have discretionary authority to vote for one or more alternate nominees who will be designated by the Board of Directors.

         A plurality of the votes cast at the Annual Meeting in person or by proxy is required for the election of each nominee. Votes withheld will have no effect on the outcome of the election of directors.

Background of Nominees and Continuing Directors

Nominees

(Class I)

         STEVEN A. SHAW, 39, has been a Vice President of the Company since April 1997 and has been employed by the Company in various capacities since November 1995. For more than five years prior thereto, he operated a number of privately-held telecommunication services companies, of which he owns most of the equity interest. He has served as a director of the Company since August 1998.

(Class II)

         WILLIAM SHAW, 74, a founder of the Company, has been President, Chairman of the Board and Chief Executive Officer of the Company since its formation and has been employed in executive capacities by the Company and its predecessors since 1950. He has served as a director of the Company since its formation in 1957. He is also a director of Autologic Information International, Inc., a 59% publicly-held subsidiary of the Company ("Autologic").

         JEROME SHAW, 72, also a founder of the Company, has been Executive Vice President and Secretary of the Company since its formation and has been employed in executive capacities by the Company and its predecessors since 1950. He has served as a director of the Company since its formation in 1957. He is also a director of Autologic.

         JAMES J. GROBERG, 70, has been a Senior Vice President and Principal Financial Officer of the Company since September 1985 and was also employed in executive capacities by the Company from 1973 to 1981. He has served as a director of the Company since 1987. He is also a director of Autologic.

         WILLIAM H. TURNER, 59, has been a director of the Company since August 1998. He has been President of PNC Bank, New Jersey since August 1997. From October 1996 to July 1997 he was President and Chief Executive Officer of Franklin Electronic Publishers, Inc. From February 1991 to September 1996 he was Vice Chairman of The Chase Manhattan Bank and its predecessor, Chemical Banking Corporation. He is also a director of Standard Motor Products, Inc. and Franklin Electronic Publishers., Inc.

Directors Whose Term of Office Continues After the Annual Meeting

(Class I)

         IRWIN B. ROBINS, 64, has been a Senior Vice President of the Company since September 1985 and has been employed in executive capacities by the Company since 1980. He has served as a director of the Company since 1981.

         JOHN R. TORELL III, 59, has been a director of the Company since October 1989. Mr. Torell has been Chairman of Torell Management Inc. (an investment company) for more than the past five years. He is past President of Manufacturers Hanover Corporation (a bank holding company) and Manufacturers Hanover Trust Company (a bank); past Chairman, President and Chief Executive Officer of CalFed, Inc. (a savings and loan holding company); and past Chairman and Chief Executive Officer of Fortune Bancorp (a savings and loan holding company). He is also a director of American Home Products Corporation, Paine Webber Group, Inc., and Heartland Technologies, Inc.

         MARK N. KAPLAN, 69, has been a director of the Company since April 1991. Mr. Kaplan has been a partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP since October 1979. He is also a director of Grey Advertising Inc., DRS Technologies, Inc., Refac Technology Development Corporation, American Biltrite, Inc., Congoleum Corporation and MovieFone, Inc.

         William Shaw and Jerome Shaw are brothers. Steven A. Shaw is the son of Jerome Shaw. There are no other family relationships among the directors or executive officers of the Company. Messrs. William Shaw, Jerome Shaw and Irwin
B. Robins are parties to employment agreements with the Company. See "Employment Agreements" under "Executive Remuneration".

Committees of the Board

         The Company has Audit and Compensation Committees, but does not have a nominating committee.

         The Audit Committee, consisting of Messrs. Kaplan and Torell, is authorized to examine and consider matters related to internal and external audits of the Company's accounts, the financial affairs and accounts of the Company, the scope of the independent auditor's engagement, the effect on the Company's financial statements of any proposed changes in generally accepted accounting principles, disagreements, if any, between the Company's independent auditors and management, the quality of the Company's system of internal accounting controls, and matters of concern to the independent auditors resulting from the audit, including the result of the independent auditor's review of internal accounting controls and suggestions for improvements. The Audit Committee met once during the past fiscal year.

         The Compensation Committee, consisting of Messrs. Kaplan and Torell, is authorized to make recommendations to the Board concerning compensation for those officers who are also directors of the Company. The Compensation Committee did not meet separately from the entire Board during the past fiscal year.

         The Stock Option Committee consists of Messrs. William Shaw, Kaplan and Torell. However, since August 1996, when the Company adopted revised provisions of Rule 16b-3 promulgated under the Securities and Exchange Act of 1934, all options have been granted by the full Board of Directors.

         The Board of Directors met five times during the past fiscal year. Each director attended at least 75% of the meetings of the Board of Directors and Committees on which he served which were held during the fiscal year.

                             EXECUTIVE REMUNERATION

Summary Compensation Table

         The following table sets forth information concerning the compensation during the fiscal years ended October 30, 1998, October 31, 1997 and November 1, 1996 of the Company's Chief Executive Officer and each of the four other executive officers of the Company who received the highest cash compensation during the fiscal year ended October 30, 1998 for services rendered in all capacities to the Company and its subsidiaries:


                                                                            Long-Term
                                                                           Compensation
                                        Annual Compensation           Securities Underlying           All Other
      Principal Position          Year     Salary (1)      Bonus             Options              Compensation (3)
      ------------------          ----     ----------      -----            ---------             ----------------

William Shaw,                     1998          $355,000     $30,000            --                      $1,981
  President and                   1997           355,000      30,000            --                       1,697
  Chief Executive Officer         1996           355,000     --              54,000(2)                   1,707

Jerome Shaw,                      1998           355,000      30,000            --                       1,981
  Executive Vice President        1997           355,000      30,000            --                       1,697
                                  1996           355,000     --              54,000(2)                   1,707

James J. Groberg,                 1998           284,769      25,000          5,000                      1,683
  Senior Vice President and       1997           263,889      15,000            --                       1,339
  Principal  Financial Officer    1996           248,462      65,000         32,000(2)                   1,340

Irwin B. Robins,                  1998           247,558      15,000          5,000                      1,685
  Senior Vice President           1997           232,615      15,000            --                       1,457
                                  1996           220,155      10,000         32,000(2)                   1,468

Howard B. Weinreich,              1998           181,831      12,000          5,000                      1,682
  General Counsel                 1997           171,600      12,000            --                       1,343
                                  1996           161,589       7,500         12,000(2)                   1,349

--------------------------
                                                        (Footnotes on next page)

(1) Includes compensation deferred under the Company's deferred compensation plan and under the Savings Plan.

(2) In addition to options to purchase shares of the Company's Common Stock, options granted in fiscal 1996 include options to purchase the following number of shares of Common Stock of Autologic: William Shaw, 9,000 shares; Jerome Shaw, 9,000 shares; James J. Groberg, 5,000 shares; Irwin
       B. Robins, 5,000 shares; and Howard B. Weinreich, 3,000 shares.

(3) Amounts in fiscal 1998 include premiums under the Company's group life insurance policy ($598 for William Shaw; $598 for Jerome Shaw; $300 for James J. Groberg; $302 for Irwin B. Robins; and $299 for Howard B. Weinreich) and the market value at the date of contribution of the portion of the shares of Common Stock contributed by the Company under its ESOP ($1,344 for each of the named executive officers), together with the market value at fiscal year-end of the portion of the shares forfeited by terminated employees under such plan, which were allocated during fiscal 1998 with respect to fiscal 1997 to the named officers in accordance with such plan ($39 for each of the named executive officers).

Option Grants in Last Fiscal Year

         The following table contains information concerning options granted during the Company's fiscal year ended October 30, 1998 to the following executive officers named in the Summary Compensation Table:


                                                                                      Potential Realizable
                       Number of        Percent of                                     Value at Assumed
                       Securities     Total Options                                  Annual Rates of Stock
                       Underlying     Granted to All    Exercise                      Price Appreciation
                        Options        Employees in     Price Per    Expiration       For Option Term (2)
Name                    Granted        Fiscal Year      Share (1)     Date (1)          5%         10%
----                   ---------      -------------     ---------    ----------        -----      -----

James J. Groberg          5,000         9.6%             $40.03       1/25/08       $125,873     $318,988
Irwin B. Robins           5,000         9.6%              40.03       1/25/08        125,873      318,988
Howard B. Weinreich       5,000         9.6%              40.03       1/25/08        125,873      318,988


(1) Each option was granted at an exercise price equal to the market value of the Company's Common Stock on the date of grant and is exercisable during a ten-year term (subject to early termination in certain instances). The options vest in three (as to Messrs. Groberg and Robins) to five (as to Mr. Weinreich) equal annual installments commencing one year after the date of grant.

(2) These are hypothetical values using assumed compound growth rates prescribed by the Securities and Exchange Commission and are not intended to forecast possible future appreciation, if any, in the market price of the Company's Common Stock.

Stock Option Exercises and Fiscal Year-End Values

         The following table sets forth certain information concerning Common Stock of the Company acquired upon the exercise of stock options to purchase shares of the Company's Common Stock during the Company's fiscal year ended October 30, 1998 (no options to purchase Common Stock of Autologic were exercised), and Common Stock of the Company and Autologic subject to unexercised options held at October 30, 1998, in each case by the executive officers named in the Summary Compensation table:

                                                                    Number of Shares               Value of
                                                                       Underlying                In-the-Money
                                                                   Unexercised Options              Options
                                                                        at Fiscal                  at Fiscal
                                Shares                                  Year-End                   Year-End
                               Acquired            Value              (Exercisable/              (Exercisable/
Name                          on Exercise      Realized (1)          Unexercisable)           Unexercisable) (2)
----                          -----------      ------------          --------------           ------------------

William Shaw                       --                 --                   129,000/0              $1,495,313/0
Jerome Shaw                     75,000           $885,938                   54,000/0                 265,127/0
James J. Groberg                    --                 --                 5,500/5000                   2,946/0
Irwin B. Robins                     --                 --                11,200/5000                  36,529/0
Howard B. Weinreich                 --                 --                  7500/5000                  26,513/0

--------------------------
(1) Represents the closing sale price of the Common Stock underlying the option, as reported by the New York Stock Exchange, Inc. on the date of exercise of the options, minus the option exercise price. None of the options to purchase Common Stock of Autologic were exercised.

(2) Represents the closing sale price of the Common Stock underlying the options, as reported by the New York Stock Exchange, Inc. on October 30, 1998, minus the option exercise prices. None of the options to purchase Common Stock of Autologic were in-the-money.

Standard Compensation of Directors

         Each director of the Company who is not an officer or employee of the Company receives a director's fee at the annual rate of $25,000 and is also reimbursed for out-of-pocket expenses related to his services. On January 26, 1998, Mark N. Kaplan and John R. Torell III, non-employee directors, were each granted an option under the Company's 1995 Non-Qualified Stock Option Plan to purchase 7,500 shares of Common Stock at an exercise price of $40.03 per share, 100% of the average of the high and low sales prices of the Common Stock on the New York Stock Exchange, Inc. on that date. Each option has a ten year term and is exercisable as to one-fifth of the number of shares subject to the option annually, on a cumulative basis, commencing one year after the date of grant.

Employment Agreements

         The Company is a party to employment agreements dated as of May 1, 1987 with William Shaw and Jerome Shaw. These agreements, as amended, provide for the employment of each in his present executive capacity at an annual base salary which is presently $355,000 (subject to increases and additional compensation, including bonuses, from time to time, at the discretion of the Board of Directors). The employment term under each employment agreement continues until the April 30 which is five years next following the giving by either the Company or the executive of notice to terminate such employment. The agreements also provide for service thereafter for the remainder of the executive's life as a consultant to the Company for annual consulting fees equal to 75% for the first ten years of the consulting period, and 50% for the remainder of the consulting period, of his base salary as in effect immediately prior to the commencement of the consulting period. Upon the death of the executive, the Company will pay to his beneficiary a death benefit equal to three times his annual base salary at the date of death if his death shall have occurred while employed as an executive, 2.25 times his annual base salary at the end of his employment as an executive if his death shall have occurred during the first ten years of the consulting period or 1.5 times his annual base salary at the end of his employment as an executive if his death shall have occurred during the remainder of the consulting period. Each employment agreement permits the executive to accelerate the commencement of the consulting period if a "change in control", as defined in the agreements of the Company shall occur or if the Company's office where the executive presently performs his principal services shall be relocated to a different geographical area.

         The Company is also a party to an employment agreement dated as of May 1, 1987, as amended, with Irwin B. Robins, providing for his continued employment as Senior Vice President and head of the Company's Legal Department until April 30, 2000. Pursuant to the agreement, Mr. Robins is entitled to receive an annual base salary, which is presently $255,000 (subject to increases and additional compensation, including bonuses, from time to time, at the discretion of the Board of Directors). The agreement also provides that, if a "change in control", as defined in the agreement of the Company shall occur and thereafter either Mr. Robins shall elect to terminate his employment within two years after the occurrence of certain events which, generally are adverse changes in his compensation, position, function or location or his employment shall be terminated by the Company for any reason other than death, incapacity or "cause", as defined in the agreement, Mr. Robins will be entitled to receive
(a) his regular compensation, including benefits, through the date on which his employment terminates and (b) a lump-sum payment in an amount equal to 2.99 times his "base amount", as defined in Section 280G (b) (3) of the Internal Revenue Code of 1986, as amended. Mr. Robins will not be obligated to seek other employment nor mitigate the payment of the lump sum with any compensation received from other employment.

         Under the three employment  agreements  described above,  William Shaw,
Jerome Shaw and Irwin B. Robins are prohibited from engaging in any business competitive with the Company, competing with the Company for its customers or encouraging employees of the Company to leave their employment. These restrictions apply for the duration of the respective agreements and for one year thereafter if the executive's employment shall have been terminated by the Company "for cause" as defined in his agreement. William Shaw and Jerome Shaw will not be bound by these restrictions after a "change in control", as defined, of the Company shall have occurred if, during their respective consulting periods, they shall elect to terminate their respective employment agreements and thereby relinquish any further payments or other benefits thereunder.

Compensation Committee Interlocks and Insider Participation in Compensation Decisions

         To date, all decisions regarding the cash compensation of executive officers who are directors and, since August 1996, all decisions regarding the granting of stock options have been made by the entire Board of Directors. Accordingly, William Shaw, Jerome Shaw, Irwin B. Robins and James J. Groberg, executive officers of the Company, participated in deliberations of the Company's Board of Directors concerning executive officer compensation during the year ended October 30, 1998. Each executive officer who is also a director does not participate in deliberations as to his own compensation. Skadden, Arps, Slate, Meagher & Flom LLP, of which firm Mark Kaplan is a Partner, provided legal services for the Company during fiscal 1998 for which it received legal fees of $284,690 and it may provide legal services to the Company during fiscal 1999.

Report With Respect to Executive Compensation Committee

         Executive Compensation. Compensation of executive officers is comprised of salary as a base compensation, bonuses as a means of short-term compensation and stock options to foster long-term incentive. All determinations as to the compensation of each executive officer who is a member of the Company's Board of Directors is made on an individual basis by the Board, after consultation with senior management, although an executive officer who is also a member of the Board does not participate in the Board's determination of his own compensation.

         In making its decisions as to base salary, the Board gives effect to the executive's performance and responsibilities, inflationary trends, competitive market conditions and other subjective factors, without ascribing specific weights to these factors. Bonuses are based upon the Company's performance, as well as the executive's overall performance, contribution toward the Company's profitability, meeting corporate objectives and, in certain instances, meeting specific corporate goals or completing specific programs or projects. The compensation (salary and bonuses) of the four executive officers who are not members of the Board is determined by senior management on the same subjective basis.

         The Company has utilized stock options as the primary method of providing long-term incentive compensation to key employees, including executive officers, of the Company and its subsidiaries. The Company believes that stock options foster the interest of key employees in seeking long-term growth for the Company, as well as linking their interests with the overall interest of shareholders. In determining when to grant options and the size of the award to any particular executive, the Board of Directors takes into consideration factors such as the executive's position, level of responsibility, value to the Company, objectives, accomplishments and performance, the incentive and objectives intended to be provided, when the last prior option was granted to the individual, the individual's other compensation and the recommendation of senior management. No one factor is given special weight, but decisions are made based on an overall assessment of each individual.

         Chief Executive Officer Compensation. The fiscal 1998 annual base salary and bonus of William Shaw, the Company's Chief Executive Officer, remained at $355,000 and $30,000 respectively.

         Certain Tax Legislation. Section 162(m) of the Internal Revenue Code of 1986 ("Section 162(m)") precludes a public company from taking a federal income tax deduction for annual compensation in excess of $1,000,000 paid to its chief executive officer or any of its four other most highly compensated executive officers. Certain "performance based compensation" is excluded from the deduction limitation. The Company believes that all of the fiscal 1998 compensation of its executive officers, including compensation resulting from the exercise of stock options, is deductible. The options granted by the Board in fiscal 1998 are not deemed "performance based compensation" under Section 162(m). Therefore, the difference between the market value of the Company's Common Stock underlying a stock option at the date of its exercise and the exercise price of the option will be taken into account in determining whether the $1,000,000 Section 162(m) limitation is exceeded.


Board of Directors:   William Shaw        Jerome Shaw         James J. Groberg
                      Mark N. Kaplan      Irwin B. Robins     John R. Torell III
                      William H. Turner   Steven A. Shaw

Shareholder Return Performance Graph

         The Company's Common Stock has been listed on the New York Stock Exchange (the "NYSE") since May 7, 1997, prior to which it was quoted on The Nasdaq Stock Market's National Market System. The following graph compares the cumulative total shareholder return to holders of the Company's Common Stock with (a) the NYSE Stock Market Index and (b) securities of companies traded on the NYSE having market capitalizations that are within 5% of the market capitalization of the Company's Common Stock as at the end of the Company's latest fiscal year-end (these peer groups were selected by the Company because the Company operates in five diverse industries). The comparison assumes $100 was invested on November 1, 1993 in the Company's Common Stock and in each of the comparison groups, and assumes reinvestment of dividends (the Company paid no dividends during the periods):

[GRAPHIC OMITTED]




                                     1993     1994        1995       1996       1997       1998
                                     ----     ----        ----       ----       ----       ----

VOLT INFORMATION SCIENCES, INC.     $100      $141       $253        $421     $1,089       $378
NEW YORK STOCK EXCHANGE INDEX        100       104        122         149        193        223
PEER GROUP INDEX                     100        90        101         107        131         99
---------------------------------  ------     ----       -----       -----    ------      ------


Certain Transactions

         The Company renders various payroll and related services to a corporation primarily owned by Steven A. Shaw, a Vice President and director of the Company, for which the Company receives an amount (approximately $5,000 in fiscal 1998) in excess of its direct costs. Such services are performed on a basis substantially similar to those performed by the Company for, and at substantially similar rates as is charged by the Company to, unaffiliated third parties. In addition, the Company rents to that corporation approximately 2,500 square feet of space in its El Segundo, California facility on a month-to-month basis at a rental of $1,500 per month, which the Company believes is the fair market rental for such space.

Section 16(a) Beneficial Ownership Reporting Compliance

         Section 16(a) of the Securities Exchange Act requires the Company's executive officers and directors, and persons who beneficially own more than 10% of the Company's Common Stock, to file initial reports of ownership, and reports of changes of ownership, of the Company's equity securities with the Securities and Exchange Commission and furnish copies of those reports to the Company. Based solely on a review of the copies of the reports furnished to the Company to date and representations that no reports were required, the Company believes that all reports required to be filed by such persons with respect to the Company's fiscal year ended October 30, 1998 were timely filed.

                      RATIFICATION OF SELECTION OF AUDITORS

         The Board of Directors of the Company has, subject to shareholder ratification, selected Ernst & Young LLP, independent public accountants, to audit the Company's financial statements for the fiscal year ending October 29, 1999. A resolution will be submitted to shareholders at the Annual Meeting for such ratification. The affirmative vote of a majority of the votes cast at the Annual Meeting in person or by proxy will be required to adopt this resolution. The Board of Directors recommends a vote "FOR" this resolution. Abstentions and broker non-votes will have no effect on the outcome of the vote on this proposal.

         Ernst & Young LLP has indicated to the Company that it intends to have a representative present at the Annual Meeting who will be available to respond to appropriate questions. This representative will have the opportunity to make a statement if he or she so desires. If the resolution selecting Ernst & Young LLP as independent public accountants is adopted by shareholders, the Board of Directors nevertheless retains the discretion to select different auditors should it then deem it in the Company's best interests. Any such future selection need not be submitted to a vote of shareholders.


                                  MISCELLANEOUS

Cost of Soliciting Proxies

         The cost of solicitation of Proxies, including the cost of reimbursing banks, brokerage houses and other custodians, nominees and fiduciaries for their reasonable expenses in forwarding Proxy soliciting material to beneficial owners of Common Stock, will be borne by the Company. Proxies may be solicited without extra compensation by certain officers and regular employees of the Company by mail and, if determined to be necessary, by telephone, telegraph or personal interviews.

Indemnification Insurance

         New York law permits a corporation to purchase insurance covering a corporation's obligation to indemnify directors and officers and also covering directors and officers individually, subject to certain limitations, in instances in which they may not otherwise be indemnified by the corporation. In December 1998, the Company renewed insurance policies from National Union Fire Insurance Company of Pittsburgh, PA, Federal Insurance Company and Columbia Casualty Company covering reimbursement to the Company for any obligation it incurs as a result of indemnification of officers and directors and also covering indemnification for officers and directors individually in certain cases where additional exposure might exist, which expire in March 2001. The annual premium cost of such policies to the Company is $216,182.

Shareholder Proposals

         From time to time shareholders may present for consideration at meetings of shareholders proposals which may be proper subjects for inclusion in the proxy statement and form of proxy distributed in connection with such meetings. In order to be so included, such proposals must be submitted in writing on a timely basis. Shareholder proposals intended to be presented at the Annual Meeting of Shareholders to be held in the year 2000 must be received by the Company by November 4, 1999. Any such proposals, as well as any questions relating thereto, should be directed to the Secretary of the Company, 1221 Avenue of the Americas, New York, New York 10020-1579.

         The Company's By-Laws, as amended, require shareholders who intend to nominate directors or propose business at any annual meeting to provide advance notice of such intended action, as well as certain additional information, to the Company. Such notice and information should be provided to the Secretary of the Company at 1221 Avenue of the Americas, New York, New York 10020-1579. Such notice and information must be received by the Company not less than 120 nor more than 150 days prior to the anniversary date of the notice of the annual meeting of shareholders held in the immediately preceding year. However, in the event the date of the annual meeting is changed by more than 30 days from the one year anniversary date of the date the annual meeting was held in such immediately preceding year and less than 130 days informal notice to shareholders or other public disclosure of the date of the annual meeting in the current year is given or made, advance notice of nominations or business proposed by a shareholder must be received by the Company not later than the close of business on the tenth calendar day following the date on which formal or informal notice or public disclosure of the date of the annual meeting is mailed or otherwise first publicly announced, whichever first occurs. Copies of the By-Law provision is available upon request made to the Secretary of the Company.


                                        By Order of the Board of Directors


                                                 Jerome Shaw, Secretary

New York, New York
March 1, 1999

PLEASE MARK VOTES                REVOCABLE PROXY
AS IN THIS EXAMPLE          VOLT INFORMATION SCIENCES, INC.


Solicited On Behalf Of The Board                 1. Election of Directors:     For   With-
 Of Directors For Annual Meeting Of                 (a) The election of the          hold
   Shareholders Of Volt Information            C        following to serve
     Sciences, Inc.                                     as a Class I director: [   ] [   ]
                                               O        Steven A. Shaw
The undersigned  hereby appoints WILLIAM
SHAW  and  JEROME   SHAW,   jointly  and       M                                    With-  For All
severally,  Proxies  with full  power of            (b) The election of the  For    hold    Except
substitution,  to vote on  behalf of the       M        following to serve   [   ]  [   ]   [   ]
undersigned  at the  Annual  Meeting  of                as Class II directors:
Shareholders    of   VOLT    INFORMATION       O        William Shaw
SCIENCES,  INC.  to be held on April 15,                Jerome Shaw
1999,    and    at    adjournments    or       N        James J. Groberg
postponements thereof, as indicated upon                William H. Turner
the  following  matters as  described in
the Notice of Meeting  and  accompanying         INSTRUCTION:  To  withhold  authority  to
Proxy Statement related to such meeting,         vote  for any  individual  nominee,  mark
receipt  of which is  acknowledged,  and         "For All Except" and write that nominee's
with discretionary power upon such other         name in the space provided below.
business as may come before the meeting,         -----------------------------------------
according  to the number of votes and as                                         For   Against Abstain
fully  as  the   undersigned   would  be         2. The  proposal  to ratify the [   ] [   ]   [   ]
entitled to vote if personally  present,            action   of  the   Board  of
hereby   revoking  any  prior  Proxy  or            Directors   in    appointing
Proxies.                                            Ernst  &  Young  LLP  as the
                                                    Company's  Independent
                                                    auditors for the fiscal year
                                                    ending October 29, 1999.

                                                 The Board of Directors  recommends a vote
Please  be sure to sign and date                 for the election of each nominee to serve
       this Proxy.                               as a  director  and  for  Proposal  2 set
----------------------------------------         forth in this Proxy.

                                                 Each  properly  executed  Proxy  will  be
---- Shareholder sign above-------------         voted    in    accordance     with    the
-----------Co-holder (if any) sign above         specifications    made   above.   If   no
                                                 specification   is   made,   the   shares
                                                 represented  by this  Proxy will be voted
                                                 FOR the  election of all listed  nominees
                                                 and FOR Proposal 2.

                                                 The Submission Of This Proxy, If Executed
                                                   Properly,Revokes All Prior Proxies.

--------------------------------------------------------------------------------

    Detach above card, sign, date and mail in postage paid envelope provided.
                         VOLT INFORMATION SCIENCES, INC.

--------------------------------------------------------------------------------
NOTE: Please sign your name or names exactly as set forth hereon. For jointly owned shares, each owner should sign. If signing as attorney, executor, administrator, trustee or guardian, please indicate the capacity in which you are acting. Proxies executed by corporations should be signed by a duly authorized officer.

                               PLEASE ACT PROMPTLY
                     SIGN, DATE & MAIL YOUR PROXY CARD TODAY
--------------------------------------------------------------------------------

PLEASE MARK VOTES                REVOCABLE PROXY
AS IN THIS EXAMPLE          VOLT INFORMATION SCIENCES, INC.


Solicited On Behalf Of The Board                 1. Election of Directors:     For   With-
 Of Directors For Annual Meeting Of                 (a) The election of the          hold
   Shareholders Of Volt Information            E        following to serve
     Sciences, Inc.                                     as a Class I director: [   ] [   ]
                                               S        Steven A. Shaw
The undersigned  hereby appoints WILLIAM
SHAW  and  JEROME   SHAW,   jointly  and       O                                    With-  For All
severally,  Proxies  with full  power of            (b) The election of the  For    hold    Except
substitution,  to vote on  behalf of the       P        following to serve   [   ]  [   ]   [   ]
undersigned  at the  Annual  Meeting  of                as Class II directors:
Shareholders    of   VOLT    INFORMATION                William Shaw
SCIENCES,  INC.  to be held on April 15,                Jerome Shaw
1999,    and    at    adjournments    or                James J. Groberg
postponements thereof, as indicated upon                William H. Turner
the  following  matters as  described in
the Notice of Meeting  and  accompanying         INSTRUCTION:  To  withhold  authority  to
Proxy Statement related to such meeting,         vote  for any  individual  nominee,  mark
receipt  of which is  acknowledged,  and         "For All Except" and write that nominee's
with discretionary power upon such other         name in the space provided below.
business as may come before the meeting,         -----------------------------------------
according  to the number of votes and as                                         For   Against  Abstain
fully  as  the   undersigned   would  be         2. The  proposal  to ratify the [   ] [   ]    [   ]
entitled to vote if personally  present,            action   of  the   Board  of
hereby   revoking  any  prior  Proxy  or            Directors   in    appointing
Proxies.                                            Ernst  &  Young  LLP  as the
                                                    Company's  Independent
                                                    auditors for the fiscal year
                                                    ending October 29, 1999.

                                                 The Board of Directors  recommends a vote
Please  be sure to sign and date                 for the election of each nominee to serve
       this Proxy.                               as a  director  and  for  Proposal  2 set
----------------------------------------         forth in this Proxy.

                                                 Each  properly  executed  Proxy  will  be
---- Shareholder sign above-------------         voted    in    accordance     with    the
-----------Co-holder (if any) sign above         specifications    made   above.   If   no
                                                 specification   is   made,   the   shares
                                                 represented  by this  Proxy will be voted
                                                 FOR the  election of all listed  nominees
                                                 and FOR Proposal 2.

                                                 The Submission Of This Proxy, If Executed
                                                   Properly,Revokes All Prior Proxies.

--------------------------------------------------------------------------------

    Detach above card, sign, date and mail in postage paid envelope provided.
                         VOLT INFORMATION SCIENCES, INC.

--------------------------------------------------------------------------------
NOTE: Please sign your name or names exactly as set forth hereon. For jointly owned shares, each owner should sign. If signing as attorney, executor, administrator, trustee or guardian, please indicate the capacity in which you are acting. Proxies executed by corporations should be signed by a duly authorized officer.

                               PLEASE ACT PROMPTLY
                     SIGN, DATE & MAIL YOUR PROXY CARD TODAY
--------------------------------------------------------------------------------

PLEASE MARK VOTES                REVOCABLE PROXY
AS IN THIS EXAMPLE          VOLT INFORMATION SCIENCES, INC.


Solicited On Behalf Of The Board                 1. Election of Directors:     For   With-
 Of Directors For Annual Meeting Of                 (a) The election of the          hold
   Shareholders Of Volt Information            4        following to serve
     Sciences, Inc.                                     as a Class I director: [   ] [   ]
                                               0        Steven A. Shaw
The undersigned  hereby appoints WILLIAM
SHAW  and  JEROME   SHAW,   jointly  and       1                                    With-  For All
severally,  Proxies  with full  power of            (b) The election of the  For    hold    Except
substitution,  to vote on  behalf of the       K        following to serve   [   ]  [   ]   [   ]
undersigned  at the  Annual  Meeting  of                as Class II directors:
Shareholders    of   VOLT    INFORMATION                Wiliam Shaw
SCIENCES,  INC.  to be held on April 15,                Jerome Shaw
1999,    and    at    adjournments    or                James J. Groberg
postponements thereof, as indicated upon                William H. Turner
the  following  matters as  described in
the Notice of Meeting  and  accompanying         INSTRUCTION:  To  withhold  authority  to
Proxy Statement related to such meeting,         vote  for any  individual  nominee,  mark
receipt  of which is  acknowledged,  and         "For All Except" and write that nominee's
with discretionary power upon such other         name in the space provided below.
business as may come before the meeting,         -----------------------------------------
according  to the number of votes and as                                         For  Against Abstain
fully  as  the   undersigned   would  be         2. The  proposal  to ratify the [   ] [   ]  [   ]
entitled to vote if personally  present,            action   of  the   Board  of
hereby   revoking  any  prior  Proxy  or            Directors   in    appointing
Proxies.                                            Ernst  &  Young  LLP  as the
                                                    Company's  Independent
                                                    auditors for the fiscal year
                                                    ending October 29, 1999.

                                                 The Board of Directors  recommends a vote
Please  be sure to sign and date                 for the election of each nominee to serve
       this Proxy.                               as a  director  and  for  Proposal  2 set
----------------------------------------         forth in this Proxy.

                                                 Each  properly  executed  Proxy  will  be
---- Shareholder sign above-------------         voted    in    accordance     with    the
-----------Co-holder (if any) sign above         specifications    made   above.   If   no
                                                 specification   is   made,   the   shares
                                                 represented  by this  Proxy will be voted
                                                 FOR the  election of all listed  nominees
                                                 and FOR Proposal 2.

                                                 The Submission Of This Proxy, If Executed
                                                   Properly,Revokes All Prior Proxies.

--------------------------------------------------------------------------------

    Detach above card, sign, date and mail in postage paid envelope provided.
                         VOLT INFORMATION SCIENCES, INC.

--------------------------------------------------------------------------------
NOTE: Please sign your name or names exactly as set forth hereon. For jointly owned shares, each owner should sign. If signing as attorney, executor, administrator, trustee or guardian, please indicate the capacity in which you are acting. Proxies executed by corporations should be signed by a duly authorized officer.

                               PLEASE ACT PROMPTLY
                     SIGN, DATE & MAIL YOUR PROXY CARD TODAY
--------------------------------------------------------------------------------